UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2019

Microphase Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-55382	06-0710848
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Trap Falls Road Extension, Suite 400, Shelton, CT	06484
(Address of principal executive offices)	(Zip Code)

(203) 866-8000
Registrant’s telephone number, including area code

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Telephone: (212) 930-9700

Attn.: Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02

On January 25, 2019, the Board of Directors (the “Board”) of Microphase Corporation (the “Company”), received a letter of resignation from James Ashman, the Company’s Chief Financial Officer, from all of his positions with the Company, effective immediately. There was no disagreement or dispute between Mr. Ashman and the Company which led to his resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROPHASE CORPORATION

Date: February 13, 2019	By:	/s/ Amos Kohn
Amos Kohn Chief Executive Officer